PROSPECTUS SUPPLEMENT

May 1, 2016

for

GUARDIAN INVESTOR IIsm VARIABLE ANNUITY

ISSUED BY

THE GUARDIAN INSURANCE & ANNUITY COMPANY, INC.

The following supplemental information should be read in conjunction with the Prospectus dated May 1, 2016 for Guardian Investor IIsm Variable Annuity, for variable annuity contracts issued through The Guardian Separate Account R.

Subject to regulatory, boards of trustees and shareholders approvals, Victory Capital Management Inc. (“Victory Capital”), a multi-boutique asset management firm, has agreed to acquire RS Investment Management Co. LLC (“RS Investments”), the investment adviser to the RS Funds. The transaction, which is expected to close by the end of the second quarter of 2016, is subject to regulatory approvals in addition to customary closing conditions and consents. RS Investments anticipates recommending to the Board of Trustees of RS Variable Products Trust that each of the RS Funds reorganize into a corresponding, newly-formed fund within the Victory family of funds with similar investment objectives, strategies, and risks, with Victory Capital serving as the investment adviser to each of the newly-formed funds. RS Investments anticipates that each newly-formed fund will be managed by the same investment management team as currently manages the corresponding RS Fund (whether at RS Investments or, as applicable, the relevant sub-adviser) except that RS Investments anticipates that it will recommend that RS Investment Quality Bond VIP Series and RS Low Duration Bond VIP Series reorganize into corresponding funds managed by INCORE Capital Management, an existing Victory Capital investment franchise, and RS S&P 500 Index VIP Series reorganize into corresponding funds managed by Compass EMP, an existing Victory Capital investment franchise. The reorganizations are subject to approval by shareholders of the RS Funds and the boards of trustees of RS Variable Products Trust and Victory Variable Insurance Funds.

As always, the availability of any investment option is subject to change. See your prospectus for more information concerning the addition, deletion or substitution of investments.

Except as set forth herein, all other provisions of the prospectus noted above remain unchanged.

THIS PROSPECTUS SUPPLEMENT MUST BE PRECEDED OR ACCOMPANIED BY THE MOST RECENT PROSPECTUS FOR THE APPLICABLE PRODUCT AND SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

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